EXHIBIT 10.3

LEASE AMENDMENT ONE

This Lease Amendment One, dated as of     April 28    , 2000 (Amendment One), between Ryan Companies US, Inc., a Minnesota corporation (“Landlord”) and D56, Inc., a Minnesota corporation (“Tenant”).

WITNESSETH, that:

        WHEREAS, Landlord and Tenant have entered into a Lease dated April 14, 1999 (Lease) whereby Landlord has leased to Tenant certain premises, located at Wilfred Lane North and Commerce Boulevard in the City of Rogers, County of Hennepin, State of Minnesota, consisting of the Premises, as such Premises are defined in the Lease; and

        WHEREAS, Landlord and Tenant desire and intend to amend the Lease as specifically hereinafter set forth and provided;

        NOW, THEREFORE, in consideration of the premises contained herein, and other good and valuable consideration, Landlord and Tenant hereby agree that:

1.	Commencement date of the Lease shall be November 1, 1999.

2.	The address of the Premises shall be 13201 Wilfred Lane North, as per the City of Rogers, Minnesota.

3.	The Final Total Project Cost per paragraph 2.1 of Exhibit C of the Lease will be $12,900,744.00.

4.	The Initial Annual Base Rent (IABR) per paragraph 2.2 of Exhibit C of the Lease will be $1,299,104.92 (Final Total Project Cost x 0.1007)

5.	Monthly Base rent for the initial term of the Lease will be as follows:
Month 1 – 60 (November 1, 1999 – October 31, 2004) $108,258.74 Per the Lease, Exhibit C, Paragraph 2.3(a), no base rent shall be due and payable through the last day of November 1999.
Month 61 – 123 (November 1, 2004 – January 31, 2010) $119,647.56 Annual Base Rent = (IABR x 1.1052) = $1,435,770.76

        EXCEPT as expressly amended or supplemented herein, the Lease as amended shall remain and continue in full force and effect in all respects.

        IN WITNESS WHEREOF, this First Amendment is hereby executed and delivered effective as of the date and year first above written.

LANDLORD:

RYAN COMPANIES US, INC.

BY:	/s/ John P. Kelly Jr.

Its:	Vice President

TENANT:

D56, INC.

BY:	Robert S. Rose

Its:	Vice President